Designated Filer:  Spencer Capital Management, LLC
Issuer & Ticker Symbol:   REXI
Date of Event Requiring Statement:  August 24, 2006



1.   Name: Kenneth H. Shubin Stein, MD, CFA
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

2.   Name: Spencer Capital Opportunity Fund, LP
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

3.   Name: Spencer Capital Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

4.   Name: Spencer Capital Offshore Opportunity Fund, Ltd.
     Address: c/o Walkers SPV Ltd.
              P.O. Box 908GT
              Walkers House
              Mary Street
              George Town, Cayman Islands

5.   Name: Spencer Capital Offshore Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

6.   Name: Spencer Capital Select Fund, LP
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

7.   Name: Spencer Capital Select Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023



Date:  August 28, 2006
                                  SPENCER CAPITAL OPPORTUNITY FUND, LP


                                  By:  Spencer Capital Partners, LLC,
                                       Its General Partner


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:   Kenneth H. Shubin Stein, MD, CFA
                                      Title:  Managing Member



                                 SPENCER CAPITAL PARTNERS, LLC


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:   Kenneth H. Shubin Stein, MD, CFA
                                      Title:  Managing Member



                                 SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD.


                                 By:  Spencer Capital Offshore Partners, LLC,
                                      Its Investment Manager


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:   Kenneth H. Shubin Stein, MD, CFA
                                      Title:  Managing Member



                                 SPENCER CAPITAL OFFSHORE PARTNERS, LLC


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:   Kenneth H. Shubin Stein, MD, CFA
                                      Title:  Managing Member



                                 SPENCER CAPITAL SELECT FUND, LP


                                 By:  Spencer Capital Select Partners, LLC,
                                      Its General Partner


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:   Kenneth H. Shubin Stein, MD, CFA
                                      Title:  Managing Member



                                 SPENCER CAPITAL SELECT PARTNERS, LLC


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:   Kenneth H. Shubin Stein, MD, CFA
                                      Title:  Managing Member




                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:   Kenneth H. Shubin Stein, MD, CFA